urban-gro®

2WR | MJ12 | IEI IMPACT ENGINEERING INC. | EMERALD C.M.

Investor presentation

Nasdaq: UGRO

May 2022

Safe harbor statement

Nasdaq: UGRO

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to effectively execute on our growth strategy; our ability to continue winning engineering and design contracts, our ability to deliver on those contracts; and our reliance on key personnel. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

At a glance

Experience

2/3 classified as **technical experts**

>500 CEA facility projects

Crop Agnostic and Non-Plant Touching

Growth

2022 Guidance of **>$110M Revenue** (>77% YoY Growth) and >$5.0M EBITDA

Positive Adjusted **EBITDA** for 7 Consecutive Quarters

Strength

Backlog of $22M entering Q2 2022. (YoY growth of 44.7%)

Uplisted to Nasdaq (UGRO) on February 12, 2021

Well-Capitalized

No debt

cash position of **$27M** entering Q2 2022

Key investor highlights

01 Strong financial position & proven execution

Provides for **flexibility to pursue profitable growth**

7 consecutive record quarters

02 Diversified growth strategy

3 pillars of growth

- Global markets
- Vertical farming
- Continued expansion of services offering

03 Complete set of capabilities

Complete design-build platform for indoor CEA

04 Alignment with high-growth markets

Tremendous opportunity in two growing sectors for which we're well positioned and already executing

05 Deep domain expertise

Strong Management team & board

125 Employees

>500 Projects in CEA facilities


Pre-construction
Cultivation space planning (CSP)
Architectural design
Engineering
Integrated cultivation design (ICD)
Construction management
Equipment system specification, procurement, and integration
Commissioning
Post start-up service delivery
gro-care
18 months

TURNKEY APPROACH | COMPLETE DESIGN BUILD OR À LA CARTE

A single point of responsibility

urban-gro®



M&A update | Emerald

EMERALD C.M.

Acquisition close	Financially strong	30+ year old firm with expertise in CEA	Two offerings	Accretive & synergistic
April 2022	Q1 2022 – revenues of $9.38M Q1 2022 – EBITDA of $1.03M		Construction management services – remote & onsite Complete design – build projects	New clients provide waterfall rev opportunities Full capabilities for Design-Build in global CEA market



ONLY indoor CEA-Focused integrator with all services in-house

All services provided by urban-gro employees **in-house**

Holistic approach to design from **experienced** service providers

Single point of responsibility enhances knowledge, communication, and resolution

Supply chain: **Purchasing power** and **earlier knowledge** help to counter potential supply chain delays

Estimate start to finish completion of facility **1 to 2 harvests earlier** than working with and having to manage separate providers

Servicing two high-growth sectors

$102B

2026 Global cannabis addressable market[1]

Growing from **$37B** in 2021[1]

$17B

2025 Global vertical farm addressable market[2]

Growing from **$5B** in 2020[2]





1. Prohibition Partners Global Cannabis Report 2nd Edition
2. Bank of America Thematic Investing Research

3 pillars of growth


Global expansion


Food focused vertical farming


Expanding service capabilities



Expanding globally

EU Commercial Representation Agreements & VP of Sales

Tradeshow Strategy & Execution

Formed UG European B.V. (and hiring)

Signed exclusive agreement with Urban Health Farms for design-build of food-focused vertical farms in Europe

URBAN HEALTH FARMS | urban-gro



Diversifying into food-focused CEA

Our services and equipment integration solutions are crop and equipment agnostic and **provide value to operators regardless of crop-type or cultivar**


NASDAQ CONGRATULATES
URBAN-GRO, INC.
ON ITS ACQUISITION OF
EMERALD CONSTRUCTION
MANAGEMENT, INC.
urban-gro
EMERALD C.M.
UGRO NasdaqListed
Nasdaq

Expanding service capabilities

Accretive, synergistic acquisitions target global leadership position and waterfall revenue opportunities

2021

- Cultivation
- Dispensaries
- Extraction & Processing Facilities

2022

- Construction Management for full design/build
- Supporting global service delivery

Committed to positive adjusted EBITDA while investing for growth


Revenue ($M)
$20.1
$24.2
$25.8
$62.1
$110.0
2018
2019
2020
2021
2022E


Adj. EBITDA[1] ($M)
($3.8)
($3.3)
($0.7)
$2.7
$5.0
2018
2019
2020
2021
2022E

2022 Expected Revenue
$110M
vs $62.1m in 2021

CAGR 2018 – 2022E
40.5%
Revenue

2022 Expected Adj. EBITDA[1]
$5.0M
vs $2.7m in 2021

Positive Adjusted EBITDA
7
Quarters

1. Adjusted EBITDA is a non-GAAP financial measure. Please see the Appendix for a reconciliation of this non-GAAP financial measure to GAAP results.

Backlog is substantial, real, and informs future growth

Backlog growth of 45% year on year


Backlog ($M)
$6
SERVICES
$15.2
$16
EQUIPMENT
Entering Q2 2021
Entering Q2 2022

Backlog is **signed contracts** for which **deposits have been received** where **services h**ave not yet been delivered and **equipment** has not yet been shipped

Historically, majority realized over	Services backlog typically takes under
6mo	**12mo**
Depending on product/service mix	To turn into equipment sales

Strong capital structure provides flexibility

	Actual
Cash and cash equivalents	$27,052,203
Capitalization:	
Debt	$0
Total shareholders' equity (deficit)	$44,608,733
Total Capitalization	$44,608,733

Clean capital structure

	Actual
Outstanding Common Stock [1]	10,353,525
Outstanding Warrants [2]	311,499
Outstanding Options [3]	681,192

1: As of March 31, 2022
2: Includes all shares issuable upon exercise of warrants exercisable at a weighted average exercise price of $12.23
3: Includes all shares issuable upon exercise of options at a weighted average exercise price of $6.63

As of March 31, 2022



Investment summary

01
Strong financial position & proven execution

Flexibility to pursue profitable growth

7 consecutive record quarters

02
Diversified growth strategy

3 pillars of growth

03
Complete set of capabilities

Complete design-build platform for indoor CEA

04
Alignment with high-growth markets

Tremendous opportunity in two sectors

05
Deep Domain expertise

Strong Management team & board

125 Employees

>500 Projects in CEA facilities

urban-gro®

2WR | MJ12 | IEI IMPACT ENGINEERING INC. | EMERALD C.M.

INVESTOR RELATIONS CONTACT

Dan Droller
EVP Corporate Development & IR

Jeff Sonnek
ICR, Inc.

720-730-8160

investors@urban-gro.com



REV
STATUS
DESCRIPTION
urban-
CLIENT
DESIGNER
SITE
TITLE
urban-gro



urban-gro®

Appendix

Adjusted EBITDA reconciliation (Quarterly YoY)

	Quarters Ended March 31	
	2022	2021
Net Loss	$(696,217)	$(1,588,582)
Interest expense	7,658	317,443
Interest expense – BCF	-	636,075
Interest Income	(79,852)	-
Income Tax Benefit	(108,060)	-
Depreciation and Amortization	218,278	55,685
EBITDA	**$(658,193)**	**$(579,379)**
Loss on extinguishment of debt	-	790,723
Stock-based compensation	882,000	290,805
Transaction Costs	55,225	6,687
Unrealized exchange loss	161,546	-
Adjusted EBITDA	**$440,578**	**$508,836**

Adjusted EBITDA and Pro Forma Adjusted Net (Loss) Income are non-GAAP measures. For reconciliations of GAAP to non-GAAP measures see the "Reconciliation of Non-GAAP Measures" accompanying the release. Note that Pro Forma Adjusted Net (Loss) Income is pro forma as if our Initial Public Offering (IPO) had occurred at the beginning of each period presented. Please see the "Non-GAAP Financial Measures" for definitions used herein..

Adjusted EBITDA reconciliation (Annually YoY)

	Years Ended December 31			
	2021	2020	2019	2018
Net Loss	$(875,667)	$(5,073,696)	$(8,350,673)	$(3,895,873)
Interest expense	334,056	1,497,469	2,037,750	119,961
Interest expense – BCF	636,075	-	-	-
Depreciation and Amortization	495,276	258,440	266,476	154,136
EBITDA	**$589,740**	**$(3,317,787)**	**$(6,046,347)**	**$(3,621,776)**
Loss on extinguishment of debt	790,723	-	-	-
Write-down of investment	-	310,000	505,766	-
Stock-based compensation	1,840,913	1,803,403	1,830,426	1,245,826
Contingent Consideration – Purchase Price	-	155,000	-	-
PPP Loan Forgiveness	(1,032,316)	-	-	-
FX Gain/Loss	-	397,292	-	-
Transaction Cost	202,198	-	-	-
Personnel Expenses	125,000	-	-	-
EU Entity Initial Costs	-	-	-	-
Adjusted EBITDA	**$2,516,258**	**$(652,092)**	**$(3,710,155)**	**$(2,375,950)**

Adjusted EBITDA and Pro Forma Adjusted Net (Loss) Income are non-GAAP measures. For reconciliations of GAAP to non-GAAP measures see the “Reconciliation of Non-GAAP Measures” accompanying the release. Note that Pro Forma Adjusted Net (Loss) Income is pro forma as if our Initial Public Offering (IPO) had occurred at the beginning of each period presented. Please see the “Non-GAAP Financial Measures” for definitions used herein..

urban-gro®

2WR

IMPACT ENGINEERING INC.

EMERALD C.M.

Thank you